                                                                    EXHIBIT 10.8

                               December 23, 1998

VIA AIR BOURNE EXPRESS
----------------------
VIA FASCIMILE (415) 597-4860

Mr. Chris Tucher
LookSmart, Ltd.
487 Bryant Street
San Francisco, CA 94107-1316

Re:  DEVELOPMENT AGREEMENT BETWEEN COX INTERACTIVE MEDIA, INC.
     --------------------------------------------------------
     AND LOOKSMART, LTD.
     ------------------

Dear Chris:

        Enclosed herewith is one fully executed copy of the above-referenced agreement.

                         Very truly yours,

                         /s/ Steven D. Rosenboro

                         Steven D. Rosenboro
                         General Counsel/Acting Director of Business Development

Enclosures

Cc: Lacey Lewis
    Paul Dubsky

                                                                    EXHIBIT 10.8


                             DEVELOPMENT AGREEMENT

     THIS DEVELOPMENT AGREEMENT (this "Agreement") is entered into with an effective date as of July 27, 1998 by and between Cox Interactive Media, Inc., a Delaware corporation ("CIM") with offices at The Carriage Works, 530 Means Street, N.W., Suite 200, Atlanta, Georgia, and LookSmart, Ltd., a Delaware corporation ("LookSmart") with offices at 600 Townsend Street, San Francisco, California (CIM and LookSmart being referred to sometimes herein individually as a "Party" and collectively as the "Parties").

     WHEREAS, CIM and LookSmart are parties to that certain Development, Licensing and Affiliation Agreement, dated as of May 7, 1998 (the "Affiliation Agreement"), the terms of which are incorporated by reference herein to the fullest extent not otherwise inconsistent with the terms hereof; and

     WHEREAS, in furtherance of the purposes of the Affiliation Agreement, the Parties have determined to initiate the development of Local Databases and Local Ontologies for [**] in the United States for use in the Localized Category Search functionalities that will be made available to users of LookSmart's web site or any other web site utilizing LookSmart's search functionality; and

     WHEREAS, CIM and LookSmart have agreed that, subject to the terms and conditions set forth herein, LookSmart shall be responsible for the creation and development of such Local Databases and Local Ontologies for [**] of such [**] (such Local Databases and Local Ontologies for those [**] markets being referred to sometimes herein as the "Deliverables"), while CIM shall be responsible for the creation and development of Local Databases and Local Ontologies for the remaining [**] such markets; and

     WHEREAS, the Parties wish to set forth herein their agreement regarding certain specific terms and conditions relating to LookSmart's development of the Deliverables;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.   DEFINITIONS.
             -----------

Capitalized words used herein and not otherwise defined shall have the meanings given them in the Affiliation Agreement.

SECTION 2.   DEVELOPMENT OF LOCAL DATABASES AND LOCAL ONTOLOGIES.
             ---------------------------------------------------

     2.1     General. CIM and LookSmart shall undertake, on the terms and
             -------
conditions set forth herein, to create and develop Local Databases and Local Ontologies for the [**] United States markets (the "Markets") identified on Exhibit A hereto, which Local Databases and Local Ontologies will be made available to users of LookSmart's web site or any other web site utilizing LookSmart's search functionality for use with Localized Category Searches to the extent contemplated by the Affiliation Agreement. Subject to the terms and conditions set forth herein, CIM hereby engages LookSmart to create and develop, and LookSmart hereby accepts such engagement and agrees to create and develop, Local Databases and Local Ontologies for the [**] Markets designated on Exhibit B as "LookSmart Markets," and CIM shall be responsible for the creation and development of the Local Databases and Local Ontologies for the [**] remaining Markets, which are designated on Exhibit B as "CIM Markets."

     2.2     Specifications for Deliverables.
             -------------------------------

             2.2.1  Local Databases. LookSmart shall research and analyze
                    ---------------
Internet web sites in order to compile and develop a Local Database for each of the LookSmart Markets containing a listing of web sites, identified and hypertext-linked by their Universal Resource Locators ("URLs"), that focus on information, entertainment or services specific or of particular interest to each LookSmart Market. The Local Databases compiled and developed by LookSmart for the LookSmart Markets shall contain, in the aggregate, not less than [**] distinct URLs.

             2.2.2  Local Ontologies. LookSmart shall research and develop
                    ----------------
hierarchies to categorize the web sites in each Local Database to facilitate Localized Category Searches by users from LookSmart's web site or


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

other web sites utilizing LookSmart's search functionality. The top thirteen
(13) categories (the "LookSmart General Categories") in each Local Ontology shall be based on the ontology previously developed and mutually agreed to by CIM and LookSmart for use with LookSmart's Category Search functionality. The appearance and placement of categories other than the LookSmart General Categories shall be based on the particular interests and preferences of users in each of the LookSmart Markets, which LookSmart shall develop in consultation with CIM as contemplated hereunder.

             2.2.3  Formats for Deliverables. LookSmart shall use all
                    ------------------------
commercially reasonable efforts to deliver the Deliverables to CIM as they are completed in the formats specified in Exhibit C hereto.

     2.3     Development and Delivery Schedule. LookSmart shall employ [**]
             ---------------------------------
teams (each a "Development Team" and collectively, the "Development Teams"), consisting of approximately [**] developers and editors each. Each
Development Team shall undertake to create a Local Database and Local Ontology for one (1) LookSmart Market per week. During the ninety (90) day period commencing on July 27, 1998 and expiring on October 26, 1998 (the "Development Period"), LookSmart shall develop, deliver and, if necessary, revise the LookSmart Deliverables in a form that CIM deems acceptable pursuant to Section
2.4.3 below.

     2.4     Acceptance of Deliverable. The parties acknowledge that, as of the
             -------------------------
     date CIM executes this Agreement, CIM shall thereby deem the Deliverables to be acceptable.

     2.5     Development Fees. In consideration for LookSmart's efforts in
             ----------------
developing the Local Databases and Local Ontologies for the LookSmart Markets in accordance with this Agreement, CIM shall pay to LookSmart a total of [**] (the "LookSmart Development Fee"), in accordance with the terms described in this Section 2.5. The parties hereto acknowledge and agree that, prior to the execution of this Agreement, CIM has paid to LookSmart a [**] portion of the LookSmart Development Fee. The [**] balance of the LookSmart Development Fee shall be paid by CIM to LookSmart as promptly as practicable after LookSmart delivers the Deliverable to CIM.

     2.6     Future Markets. If CIM and/or LookSmart should decide, at a future
             --------------
date, to develop Local Databases and Local Ontologies for markets not covered in this Agreement ("Future Markets"), the Parties agree to negotiate in good faith regarding the terms and conditions for the creation and development of such Future Sites.

SECTION 3.   MAINTENANCE.
             -----------

     CIM shall use commercially reasonable efforts to maintain and update the LookSmart Deliverables used with the Localized Category Searches in the LookSmart Markets.

SECTION 4.   OWNERSHIP.
             ---------

     The Parties agree, consistent with the provisions of the Affiliation Agreement, that all Intellectual Property Rights to the LookSmart Category Search (including the Localized Category Search), the LookSmart Search Engine and the LookSmart Tools are owned solely by LookSmart and that all Intellectual Property Rights to the Local Ontologies and the Local Databases shall be owned solely by CIM. Each Party agrees that it will make no claim to Intellectual Property Rights in or to the Intellectual Property owned by the other Party. Licenses for and restrictions on use of owned or licensed functionalities, content and marks shall be granted by the Parties pursuant to the terms and conditions contained in Section 4 of the Affiliation Agreement.

SECTION 5.   DISPUTE RESOLUTION.
             ------------------

     5.1     Informal Procedures. If any dispute arises between the parties
             -------------------
relating to this Agreement, each of CIM and LookSmart shall (i) designate one
(1) representative (each a "Negotiator" and together, the "Negotiators") to attempt to resolve, in good faith, such dispute. The Negotiators shall have seven (7) days, beginning on the day on which a particular dispute arises, to resolve the dispute. If the Negotiators fail to settle the dispute within seven
(7) days, then (ii) the dispute shall be presented by the CIM Negotiator and the LookSmart Negotiator to the chief executive officers of CIM and LookSmart, respectively, who shall have seven (7) days to resolve the dispute.

     5.2  Other Remedies. If any dispute arising between the Parties is not
          --------------
resolved pursuant to the terms of Section 5.1 above, the Parties shall each have the right to pursue all available legal rights and remedies.

SECTION 6.   CONFIDENTIALITY.
             ---------------

     The Parties hereby acknowledge that each of them may have access to confidential and proprietary information which relates to the other party's business (the "Confidential Information"). Each Party agrees to preserve and protect the confidentiality of the Confidential Information and not to disclose any applicable Confidential Information without prior written consent of the other Party; provided, however, that any Party hereto may disclose to any other
             --------   -------
third-party any information which is: (i) already publicly known; (ii) discovered or created independently by such party; or (iii) otherwise learned through legitimate means other than from the other party to this Agreement. Moreover, any Party hereto may disclose any Confidential Information hereunder to such Party's agents, attorneys and other representatives who agree to preserve the confidentiality thereof in accordance with this Agreement or pursuant to the requirements of any court or government agency.

SECTION 7.   MISCELLANEOUS.
             -------------

     7.1     Incorporation by Reference. All of the terms and provisions of the
             --------------------------
Affiliation Agreement shall remain in full force and effect, except to the extent the same have been expressly modified by this Agreement.

     7.2     Notices. All notices and other communications given or made
             -------
pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered by hand, by telecopier device (confirmed by hand delivery or overnight courier service) or by overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to CIM:                         Cox Interactive Media, Inc.
                                   "The Carriage Works"
                                   530 Means Street, N.W. Suite 200
                                   Atlanta, Georgia 30318-5730
                                   Attention: Mr. Peter M. Winter
                                   Telecopier: (404) 572-1880

with a copy to:                    Dow, Lohnes & Albertson, PLLC
                                   1200 New Hampshire Avenue, N.W.
                                   Washington, D.C. 20036
                                   Attention: Edward J. O'Connell
                                   Telecopier: (202) 776-2222

If to LookSmart:                   LookSmart, Ltd.
                                   600 Townsend Street
                                   Suite 49E
                                   San Francisco, CA 94103
                                   Attention: Mr. Martin Hosking
                                   Telecopier: (415) 437-3829

with a copy to:                    Wilson, Sonsini, Goodrich & Rosati
                                   650 Page Mill Road
                                   Palo Alto, CA 94304
                                   Attention: Henry Barry, Esq.
                                   Telecopier: (650) 496-4006

     7.3     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND
             -------------
ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO ITS LAWS PERTAINING TO CONFLICTS OF LAW.

     7.4   Non-Infringement. LookSmart represents and warrants that the
           ----------------
Deliverable provided under this Agreement to CIM, will not, to LookSmart's knowledge, under the federal or state laws of the United States, infringe in any manner any intellectual property rights of a third party.

     7.5   LIMITATION OF LIABILITY. EXCEPT WITH RESPECT TO LIABILITY ARISING
           -----------------------
FROM A PARTY'S INDEMNIFICATION OBLIGATIONS HEREUNDER, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT, NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

     7.6   Entire Agreement; Amendment. This Agreement, and all documents and
           ---------------------------
certificates to be delivered by the parties pursuant hereto, together with the Affiliation Agreement, collectively represent the entire understanding and agreement between CIM and LookSmart with respect to the subject matter of this Agreement. This Agreement cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

     7.7  Counterparts. This Agreement may be signed in any number of
          ------------
counterparts with the same effect as if the signature on each such counterpart were upon the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

                              CIM:
                              ---

                              COX INTERACTIVE MEDIA, INC.

                              By: /s/ Steven Rosenboro

                              Name: Steven Rosenboro

                              Title: General Counsel

                              Date: December 23, 1998


                              LOOKSMART:
                              ---------

                              LOOKSMART, LTD.

                              By: /s/ Chris Tucher

                              Name: Chris Tucher

                              Title: VP/Bus. Dev.

                              Date: Dec. 10, 1998

                                   EXHIBIT A

                                     [**]

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                        CIM MARKETS AND LOOKSMART MARKETS

Initial CIM Markets
-------------------


                                    [**]

                                   EXHIBIT B

Initial LookSmart Markets
-------------------------


                                     [**]

                                   EXHIBIT B

Initial LookSmart Markets
-------------------------

                                     [**]

                                   EXHIBIT C

                  FORMATS FOR DELIVERIES FROM LOOKSMART TO CIM

     The database produced by LookSmart will be reviewed by CIM. LookSmart will notify CIM via e-mail when a batch of web sites is ready for review.

     CIM will access this database via the standard LookSmart interface. The content should be in finished form in the format as users view it. The database will be delivered to CIM after it has been collected, edited, and the data extracted so that it can be read from a standard Internet browser.

     The database will be evaluated according to quality and quantity, and CIM reserves the right to approve or reject the database according to either criteria in line with the following guidelines.

     Quality is determined by accuracy of grammar, typographical errors and links. The database must be deemed acceptable according to reasonable standards and the best judgment of CIM staff. CIM may randomly sample up to five percent of the entries in the in the database for accuracy and relevance.

     As for quantity, LookSmart and CIM agree that the database for each market should consist of enough web sites and reviews to thoroughly cover each relevant category. LookSmart at all times will adhere to the quality guidelines referenced elsewhere in this Agreement.